CSFB 05-10

COMPS L

Pay rules

1.

Concurrently:

a.

71.3501720000% to the 6PT1 until retire

b.

28.6498280000% allocated as follows:

i.

Pay according to the PAC to the PAC until retired

ii.

Concurrently

1.

48.8888875852% to the COMP1 until retired

2.

51.1111124148% allocated as follows:

a.

95.6521689225% sequentially to the 6A3 and 6A4 until retired

b.

4.3478310775% to the 6A5 until retired

iii.

Pay disregarding the PAC schedule to the PAC until retired

Notes

Pxing Speed = 300 PSA

Settlement = 10/31/05